Equipment on Lease, Net	12 Months Ended
Dec. 31, 2024
Equipment On Lease Net
Equipment on Lease, Net

Note 7. Equipment on Lease, Net

The equipment leased to customers had a cost basis of $4.6 million and accumulated depreciation of $0.9 million as of December 31, 2024. The total depreciation expense was $0.8 million and included in cost of revenue for the year ended December 31, 2024.

The equipment leased to customers had a cost basis of $7.4 million and accumulated depreciation of $0.8 million as of December 31, 2023. The total depreciation expense was $1.0 million and included in cost of revenue for the year ended December 31, 2023.

The equipment on lease initial lease terms are generally for 12 months and the Company has considered the possibility of renewals when determining the length of the contract and the expectation is that customers will not exercise any renewal or purchase options at the end of the lease. The Company has evaluated our customer history on renewals, returns and purchase options and have determined the operating lease period of 12 months is appropriate.

For the year ended December 31, 2024, one new leases was entered into and one equipment on leases with an aggregate carrying value of $1.6 million were reclassified from equipment on lease, net to finished goods inventory to be resold as the purchase options were not exercised.

As noted above, we are unsure of when the customer will return or renew leased equipment. Additionally, lessees do not provide residual value guarantees on equipment on lease. The future lease payments expected in 2025 are $1.1 million.

Velo3D, Inc.

Notes to Consolidated Financial Statements

Lease payments consisted of the following:

	December 31,
	2024	2023
	(In thousands)
Equipment on lease payments	1,054	1,676

The Company entered into debt secured by certain leased equipment to customers in 2023. See Note 9, Long-term Debt, for a description of these financing arrangements.